Financial Results and Supplemental Information SECOND QUARTER 2025 July 30, 2025 Exhibit 99.2

2Q2 2025 Table of Contents QUARTERLY RESULTS Office Properties Income Trust Announces Second Quarter 2025 Financial Results ...................................................... 4 Second Quarter 2025 Summary ................................................................................................................................................. 5 FINANCIALS Key Financial Data ......................................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) ........................................................................................................ 8 Condensed Consolidated Balance Sheets ............................................................................................................................... 9 Debt Summary ............................................................................................................................................................................... 10 Debt Maturity Schedule ................................................................................................................................................................ 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants ........................................................................................... 12 Capital Expenditures Summary .................................................................................................................................................. 13 Property Dispositions .................................................................................................................................................................... 14 Investment in Unconsolidated Joint Venture ........................................................................................................................... 15 PORTFOLIO INFORMATION Summary Same Property Results ................................................................................................................................................ 17 Occupancy and Leasing Summary ............................................................................................................................................. 18 Tenant Diversity and Credit Characteristics ............................................................................................................................. 19 Tenants Representing 1% or More of Total Annualized Rental Income ............................................................................. 20 Lease Expiration Schedule ........................................................................................................................................................... 21 APPENDIX Company Profile and Governance Information ....................................................................................................................... 23 Calculation and Reconciliation of NOI and Cash Basis NOI .................................................................................................. 24 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI .......................................... 25 Property Details (by Collateral Pool) .......................................................................................................................................... 26 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre .................................................................................................. 34 Calculation of FFO, Normalized FFO and CAD ....................................................................................................................... 35 Non-GAAP Financial Measures and Certain Definitions ........................................................................................................ 36 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ....................................................................................................... 38 Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2050: OPINL Investor Relations Contact: Kevin Barry, Senior Director (617) 219-1410 kbarry@opireit.com ir@opireit.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.opireit.com All amounts in this presentation are unaudited. Unless otherwise noted, all data presented in this presentation excludes two properties, which are encumbered by a $49.6 million mortgage note, owned by an unconsolidated joint venture in which OPI owns a 51% interest. See page 15 for information regarding this joint venture and its related mortgage note. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this presentation.

3RETURN TO TABLE OF CONTENTS Q2 2025 Quarterly Results

4RETURN TO TABLE OF CONTENTS Q2 2025 OPI ANNOUNCES SECOND QUARTER 2025 FINANCIAL RESULTS Newton, MA (July 30, 2025). Office Properties Income Trust (Nasdaq: OPI) today announced its financial results for the quarter ended June 30, 2025. Distribution Suspension On July 10, 2025, OPI announced the suspension of its quarterly cash distribution on its common shares in order to preserve its cash. Conference Call A conference call discussing OPI's second quarter results will be held on Thursday, July 31, 2025 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 328-1172 or (412) 317-5418 (if calling from outside the United States and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 5996892. A live audio webcast of the conference call will also be available in a listen only mode on OPI’s website, at www.opireit.com. The archived webcast will be available for replay on OPI’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of OPI. About Office Properties Income Trust OPI is a national REIT focused on owning and leasing office properties to high credit quality tenants in markets throughout the United States. As of June 30, 2025, approximately 59% of OPI's revenues were from investment grade rated tenants. OPI owned 125 properties as of June 30, 2025, with approximately 17.3 million square feet located in 29 states and Washington, D.C. In 2024, OPI was named as an Energy Star® Partner of the Year for the seventh consecutive year. OPI is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with approximately $40 billion in assets under management as of June 30, 2025, and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. OPI is headquartered in Newton, MA. For more information, visit opireit.com. Carlsbad, CA

Q2 2025 5RETURN TO TABLE OF CONTENTS Second Quarter 2025 Summary Portfolio Update • Executed 416,000 square feet of total leasing at a weighted average lease term of 5.4 years, with lease renewals accounting for two-thirds of leased square footage. • Ended the quarter with same property portfolio occupancy of 85.2% and a weighted average lease term of 6.8 years (by annualized revenue). Financial Results • Net loss of $41.2 million, or $0.58 per common share. • Normalized FFO of $9.4 million, or $0.13 per common share. • Same property Cash Basis NOI of $55.0 million. Disposition Activity • In July 2025, sold one property, consisting of approximately 56,000 square feet, for a sales price of $2.2 million, excluding closing costs. Financing Activities and Liquidity • As of July 30, 2025, total available liquidity consisted of $90.1 million of cash. OPI continues to conclude there is substantial doubt about its ability to continue as a going concern. For further information please refer to Note 1 to OPI's Condensed Consolidated Financial Statements included in Part I, Item 1 of OPI's Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, to be filed with the Securities and Exchange Commission, or SEC, on July 30, 2025.

6RETURN TO TABLE OF CONTENTS Q2 2025 Financials

Q2 2025 7RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended As of 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 6/30/2025 Selected Income Statement Data: Capitalization: Rental income $ 114,499 $ 113,615 $ 118,238 $ 120,620 $ 123,686 Total common shares (at end of period) 73,976,190 Net (loss) income $ (41,186) $ (45,867) $ (148,680) $ (58,414) $ 76,171 Closing price (at end of period) $ 0.25 NOI $ 65,468 $ 61,385 $ 71,244 $ 69,205 $ 76,046 Equity market capitalization (at end of period) $ 18,494 Adjusted EBITDAre $ 61,645 $ 57,768 $ 68,152 $ 65,001 $ 71,469 Debt (principal balance) 2,429,918 FFO $ 5,627 $ 3,231 $ (78,679) $ 21,640 $ 258,969 Total market capitalization $ 2,448,412 Normalized FFO $ 9,419 $ 4,350 $ 20,946 $ 22,114 $ 33,171 CAD $ (6,208) $ (11,209) $ (16,296) $ (19,066) $ (1,079) Liquidity: Rolling four quarter CAD $ (52,779) $ (47,650) $ (14,101) $ 10,755 $ 47,174 Cash and cash equivalents $ 78,176 Availability under $325,000 secured revolving credit facility (3) — Per Common Share Data (basic and diluted): Total liquidity $ 78,176 Net (loss) income $ (0.58) $ (0.66) $ (2.52) $ (1.14) $ 1.56 FFO $ 0.08 $ 0.05 $ (1.34) $ 0.42 $ 5.32 Normalized FFO $ 0.13 $ 0.06 $ 0.36 $ 0.43 $ 0.68 CAD $ (0.09) $ (0.16) $ (0.28) $ (0.37) $ (0.02) Rolling four quarter CAD $ (0.75) $ (0.69) $ (0.27) $ 0.21 $ 0.97 Dividends: (1) Annualized dividends paid per common share during the period $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 16.0% 8.7% 4.0% 1.8% 2.0% Annualized normalized FFO payout ratio 7.7% 16.7% 2.8% 2.3% 1.5% Rolling four quarter CAD payout ratio (2) (5.3%) (5.8%) (14.8%) 19.0% 4.1% Selected Balance Sheet Data: Total gross assets $ 4,231,532 $ 4,212,848 $ 4,440,936 $ 4,345,425 $ 4,410,554 Total assets $ 3,560,949 $ 3,569,759 $ 3,822,286 $ 3,725,951 $ 3,799,856 Total liabilities $ 2,495,021 $ 2,463,096 $ 2,669,482 $ 2,447,365 $ 2,470,157 Total shareholders’ equity $ 1,065,928 $ 1,106,663 $ 1,152,804 $ 1,278,586 $ 1,329,699 (dollars in thousands, except per share data) Key Financial Data (1) OPI suspended its quarterly dividend in July 2025. (2) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share. (3) Availability under OPI's secured revolving credit facility is subject to ongoing minimum performance and market values of the collateral properties and meeting required financial covenants. As of June 30, 2025, OPI was fully drawn on its revolving credit facility.

Q2 2025 8RETURN TO TABLE OF CONTENTS Chicago, IL Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Rental income $ 114,499 $ 123,686 $ 228,114 $ 263,121 Expenses:   Real estate taxes 12,111 14,727 25,569 30,436 Utility expenses 5,683 5,762 13,250 13,913 Other operating expenses 31,237 27,151 62,442 54,478 Depreciation and amortization 43,838 50,391 87,571 100,732 Loss on impairment of real estate 2,426 131,732 2,426 131,732 Transaction related costs (1) 3,940 — 4,816 233 General and administrative 4,816 5,290 9,874 10,934 Total expenses 104,051 235,053 205,948 342,458 Gain (loss) on sale of real estate 159 (64) (4,578) (2,448) Interest and other income 788 226 1,950 1,583 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $11,364, $3,634, $23,283 and $7,078 respectively) (52,507) (38,349) (105,885) (73,825) Net gain (loss) on early extinguishment of debt 148 225,798 (95) 225,373 (Loss) income before income tax (expense) benefit and equity in net losses of investees (40,964) 76,244 (86,442) 71,346 Income tax (expense) benefit (94) 107 (231) 51 Equity in net losses of investees (128) (180) (380) (410) Net (loss) income $ (41,186) $ 76,171 $ (87,053) $ 70,987 Weighted average common shares outstanding (basic and diluted) 71,282 48,648 70,275 48,557 Per common share amounts (basic and diluted):         Net (loss) income $ (0.58) $ 1.56 $ (1.24) $ 1.45 Additional Data: General and administrative expenses / total assets (at end of period) 0.14% 0.14% 0.28% 0.29% Non-cash straight line rent adjustments included in rental income $ 6,636 $ 7,563 $ 13,492 $ 14,942 Lease value amortization included in rental income $ 159 $ 56 $ 282 $ 89 Lease termination fees included in rental income $ 582 $ 200 $ 1,141 $ 12,645 Non-cash amortization included in other operating expenses $ 13 $ 121 $ 26 $ 242 Non-cash amortization included in general and administrative expenses $ 151 $ 151 $ 302 $ 302 (amounts in thousands, except per share data) (1) Consists of costs related to OPI's evaluation of potential transactions. Condensed Consolidated Statements of Income (Loss)

Q2 2025 9RETURN TO TABLE OF CONTENTS June 30, December 31, 2025 2024 ASSETS Real estate properties: Land $ 706,623 $ 711,039 Buildings and improvements 2,953,983 2,946,520 Total real estate properties, gross 3,660,606 3,657,559 Accumulated depreciation (670,583) (618,650) Total real estate properties, net 2,990,023 3,038,909 Assets of properties held for sale 8,650 32,199 Investment in unconsolidated joint venture 16,990 17,370 Acquired real estate leases, net 169,948 193,739 Cash and cash equivalents 78,176 261,318 Restricted cash 13,778 13,847 Rents receivable 160,205 155,668 Due from related persons 3,170 — Deferred leasing costs, net 98,617 97,642 Other assets, net 21,392 11,594 Total assets $ 3,560,949 $ 3,822,286 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured debt, net $ 488,754 $ 662,277 Secured debt, net 1,876,439 1,872,357 Liabilities of properties held for sale 646 765 Accounts payable and other liabilities 115,454 118,689 Due to related persons 4,804 5,869 Assumed real estate lease obligations, net 8,924 9,525 Total liabilities 2,495,021 2,669,482 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 250,000,000 shares authorized, 73,976,190 and 69,824,743 shares issued and outstanding, respectively 740 698 Additional paid in capital 2,658,090 2,656,548 Cumulative net loss (122,986) (35,933) Cumulative common distributions (1,469,916) (1,468,509) Total shareholders’ equity 1,065,928 1,152,804 Total liabilities and shareholders’ equity $ 3,560,949 $ 3,822,286 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) Richland, WA

Q2 2025 10RETURN TO TABLE OF CONTENTS Coupon Rate (7) Interest Rate (8) Principal Balance Maturity Date Due at Maturity Years to Maturity Secured Floating Rate Debt: $325,000 secured revolving credit facility (2) 7.890% 7.890% $ 325,000 1/29/2027 $ 325,000 1.6 $100,000 secured term loan (2) 7.890% 7.890% 100,000 1/29/2027 100,000 1.6 Subtotal / weighted average 7.890% 7.890% 425,000 425,000 1.6 Secured Fixed Rate Debt: Secured Senior Notes Senior secured notes due 2027 (3) 3.250% 11.368% 426,523 3/15/2027 267,992 1.7 Senior secured notes due 2029 (4) 9.000% 10.589% 300,000 3/31/2029 300,000 3.8 Senior secured notes due 2029 (5) 9.000% 9.000% 609,999 9/30/2029 609,999 4.3 Subtotal / weighted average 7.165% 10.112% 1,336,522 1,177,991 3.4 Secured Property Mortgages Mortgage debt - One property 8.272% 8.272% 42,700 7/1/2028 42,700 3.0 Mortgage debt - One property 8.139% 8.139% 26,340 7/1/2028 26,340 3.0 Mortgage debt - Two properties 7.671% 7.671% 54,300 10/6/2028 54,300 3.3 Mortgage debt - One property 7.210% 7.210% 30,680 7/1/2033 29,105 8.0 Mortgage debt - One property 7.305% 7.305% 8,400 7/1/2033 8,400 8.0 Mortgage debt - One property 7.717% 7.717% 14,900 9/1/2033 14,900 8.2 Subtotal / weighted average 7.792% 7.792% 177,320 175,745 4.6 Subtotal / weighted average 7.238% 9.841% 1,513,842 1,353,736 3.5 Unsecured Fixed Rate Debt: Senior unsecured notes due 2026 2.650% 2.815% 133,929 6/15/2026 133,929 1.0 Senior unsecured notes due 2027 2.400% 2.541% 78,306 2/1/2027 78,306 1.6 Senior unsecured notes due 2030 (6) 8.000% 12.273% 14,439 1/31/2030 14,439 4.6 Senior unsecured notes due 2031 3.450% 3.550% 102,402 10/15/2031 102,402 6.3 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 25.0 Subtotal / weighted average 4.163% 4.377% 491,076 491,076 10.2 Total / weighted average 6.731% 8.395% $ 2,429,918 $ 2,269,812 4.5 Debt Summary (1) As of June 30, 2025 (dollars in thousands) (1) See Pages 26 to 33 for additional information regarding collateral properties. (2) OPI's secured revolving credit facility and term loan are governed by an amended and restated credit agreement, or the Credit Agreement. OPI is required to pay interest under the Credit Agreement at a rate of SOFR plus a margin of 350 basis points. OPI also pays an unused commitment fee of 25 to 35 basis points per annum based on amounts outstanding under its secured revolving credit facility. Subject to the payment of an extension fee and meeting certain other conditions, OPI can extend the maturity date of the secured revolving credit facility by one year. The Credit Agreement is secured by first mortgage liens on 19 properties. As of June 30, 2025, OPI was fully drawn under it's credit facility. (3) These notes are guaranteed by certain of OPI's subsidiaries and secured by first mortgage liens on 36 properties and second mortgage liens on 19 properties that secure our $609,999 senior secured notes due 2029. These notes require quarterly principal amortization of $6,500 and a principal payment of $119,531 by March 1, 2026. In July 2025, in connection with the sale of a collateral property, OPI redeemed $2,029 of these notes. (4) These notes are guaranteed by certain of OPI's subsidiaries and secured by first mortgage liens on 17 properties. (5) These notes are secured by first mortgage liens on 19 properties and second mortgage liens on the 19 properties that secure the Credit Agreement on a first priority basis. (6) These notes are guaranteed by certain of OPI's subsidiaries, which also guarantee its $426,523 senior secured notes due 2027. (7) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (8) Includes the effect of discounts and premiums on senior notes. Excludes the effect of debt issuance costs amortization.

Q2 2025 11RETURN TO TABLE OF CONTENTS $133,929 $78,306 $278,841 $425,000 $13,000 $145,531 $267,992 $123,487 $910,278 $53,554 Unsecured Fixed Rate Debt Secured Floating Rate Debt Secured Fixed Rate Debt 2025 2026 2027 2028 2029 2030 and thereafter 0 200,000 400,000 600,000 800,000 1,000,000 Debt Maturity Schedule As of June 30, 2025 (dollars in thousands) Fixed vs. Variable Rate Debt Fixed 82.5% Variable 17.5% Secured vs. Unsecured Debt Unsecured 20.2% Secured 79.8%

Q2 2025 12RETURN TO TABLE OF CONTENTS Leverage Ratios, Coverage Ratios and Public Debt Covenants As of and for the Three Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Leverage Ratios: Net debt / total gross assets 55.6% 56.3% 53.3% 53.2% 52.3% Net debt / gross book value of real estate assets 51.1% 51.4% 50.7% 47.1% 45.7% Secured debt / total assets 54.4% 54.5% 51.2% 36.1% 34.8% Variable rate debt / net debt 18.1% 17.9% 18.0% 13.0% 12.1% Coverage Ratios: Rolling four quarter Adjusted EBITDAre / rolling four quarter interest expense 1.3x 1.4x 1.7x 2.0x 2.3x Net debt / rolling four quarter Adjusted EBITDAre 9.3x 9.0x 8.5x 8.1x 7.7x Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt (minimum 150.0%) 161.6% 159.0% 169.2% 244.4% 237.1% Incurrence Covenants Total debt / adjusted total assets (maximum 60.0%) 49.8% 50.2% 49.8% 45.1% 45.5% Secured debt / adjusted total assets (maximum 40.0%) 39.8% 40.0% 39.7% 26.0% 26.0% Consolidated income available for debt service / debt service (minimum 1.50x) 1.51x 1.54x 1.63x 1.67x 1.76x Atlanta, GA

Q2 2025 13RETURN TO TABLE OF CONTENTS For the Three Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Lease related costs $ 8,830 $ 10,727 $ 27,107 $ 29,148 $ 25,965 Building improvements 4,327 3,011 6,229 5,225 4,085 Recurring capital expenditures 13,157 13,738 33,336 34,373 30,050 Development, redevelopment and other activities 565 83 2,813 864 3,862 Total capital expenditures $ 13,722 $ 13,821 $ 36,149 $ 35,237 $ 33,912 Average rentable sq. ft. during period 17,272 17,519 18,653 19,918 20,293 Building improvements per average sq. ft. during period $ 0.25 $ 0.17 $ 0.33 $ 0.26 $ 0.20 Capital Expenditures Summary (dollars and sq. ft. in thousands, except per sq. ft. data) Capital Expenditures Summary Seattle, WA

Q2 2025 14RETURN TO TABLE OF CONTENTS Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price Gross Sales Price Per Sq. Ft. 2/7/2025 Parsippany, NJ 1 100 $ 5,750 $ 57.50 2/26/2025 Santa Clara, CA 2 149 21,150 141.95 7/8/2025 Detroit, MI 1 56 2,150 38.39 Total 4 305 $ 29,050 $ 95.25 Property Dispositions Since January 1, 2025 (dollars and sq. ft. in thousands, except per sq. ft. data)

Q2 2025 15RETURN TO TABLE OF CONTENTS Unconsolidated Joint Venture: Joint Venture OPI Ownership OPI Investment Number of Properties Location Sq. Ft. Occupancy Weighted Average Remaining Lease Term (1) Prosperity Metro Plaza 51% $ 16,990 2 Fairfax, VA 346 77.6% 3.8 years (1) Lease term is weighted based on annualized rental income. (2) Includes the effect of mark to market accounting. (3) Reflects OPI's proportionate share of the principal debt balance based on its ownership percentage of the joint venture; none of the debt is recourse to OPI. (4) Reflects OPI's proportionate share of operating results based on its ownership percentage of the joint venture. (5) Includes interest expense, net of other income. (6) OPI's unconsolidated joint venture reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint venture by its tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. Investment in Unconsolidated Joint Venture As of June 30, 2025 (dollars and sq. ft. in thousands) Results of Operations - Prosperity Metro Plaza: (4) For the Three Months Ended June 30, 2025 For the Six Months Ended June 30, 2025 Equity in losses $ (128) $ (380) Depreciation and amortization 708 1,336 Other expenses, net (5) 229 466 NOI 809 1,422 Lease value amortization included in rental income (6) (1) (2) Non-cash straight line rent adjustments included in rental income (6) 5 (6) Cash Basis NOI $ 813 $ 1,414 Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (2) Maturity Date Principal Balance Annual Debt Service Principal Balance at Maturity OPI Share of Principal Balance (3) Prosperity Metro Plaza 51% 4.090% 12/1/2029 $ 49,557 $ 2,833 $ 45,246 $ 25,274

16RETURN TO TABLE OF CONTENTS Q2 2025 Portfolio Information

Q2 2025 17RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2025 6/30/2024 6/30/2025 6/30/2024 Properties (end of period) 117 117 117 117 Rentable sq. ft. 16,351 16,344 16,351 16,344 Percent leased 85.2% 91.4% 85.2% 91.4% Rental income $ 103,171 $ 105,580 $ 207,071 $ 212,202 Same Property NOI $ 62,402 $ 66,440 $ 122,885 $ 131,709 Same Property Cash Basis NOI $ 55,016 $ 61,311 $ 107,924 $ 120,427 Same Property NOI % margin 60.5% 62.9% 59.3% 62.1% Same Property Cash Basis NOI % margin 57.4% 61.0% 56.1% 59.9% Same Property NOI % change (6.1%) (6.7%) Same Property Cash Basis NOI % change (10.3%) (10.4%) Summary Same Property Results (dollars and sq. ft. in thousands) Provo, UT

Q2 2025 18RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended As of and for the Six Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 6/30/2025 Properties (end of period) 125 125 128 145 151 125 Rentable sq. ft. (1) 17,270 17,274 17,763 19,543 20,293 17,270 Percentage leased 81.2% 81.3% 85.0% 82.8% 83.5% 81.2% Leasing Activity (Sq. Ft.): New leases 138 50 33 40 24 188 Renewals 278 173 326 947 184 451 Total 416 223 359 987 208 639 % Change in GAAP Rent: (2) New leases 8.5% (3.5%) 29.1% 26.3% (22.2%) 5.5% Renewals 5.2% 19.3% 23.7% 0.5% 0.2% 10.4% Total 6.4% 13.5% 24.3% 1.7% (1.5%) 8.8% Weighted Average Lease Term by Sq. Ft. (years): New leases 4.7 10.3 9.6 8.9 3.7 6.2 Renewals 5.8 10.3 6.8 10.2 4.0 7.5 Total 5.4 10.3 7.1 10.2 4.0 7.1 Leasing Cost and Concession Commitments: New leases $ 6,050 $ 3,788 $ 3,500 $ 1,571 $ 687 $ 9,838 Renewals 1,924 6,835 11,560 64,345 3,295 8,759 Total $ 7,974 $ 10,623 $ 15,060 $ 65,916 $ 3,982 $ 18,597 Leasing Cost and Concession Commitments per Sq. Ft.: New leases $ 44.00 $ 75.50 $ 105.39 $ 38.64 $ 29.29 $ 52.42 Renewals $ 6.93 $ 39.47 $ 35.43 $ 68.01 $ 17.89 $ 19.43 Total $ 19.21 $ 47.56 $ 41.89 $ 66.80 $ 19.18 $ 29.13 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases $ 9.34 $ 7.33 $ 10.97 $ 4.36 $ 7.90 $ 8.45 Renewals $ 1.20 $ 3.83 $ 5.19 $ 6.65 $ 4.45 $ 2.58 Total $ 3.53 $ 4.62 $ 5.92 $ 6.57 $ 4.81 $ 4.08 (1) Rentable sq. ft. beginning March 31, 2025 reflects a reduction of 240 rentable sq. ft. related to a mixed-use property in Washington D.C. which was converted from a lease to hotel management agreement effective January 1, 2025. (2) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated.

Q2 2025 19RETURN TO TABLE OF CONTENTS Investment Grade 58.7%Not Rated 34.5% Non-Investment Grade 6.8% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Tenant Industry Tenant Diversity and Credit Characteristics As of June 30, 2025 U.S. Government: 17.1% Real Estate & Financial: 16.0% Technology & Communications: 15.4% Legal & Other Professional Services: 14.0% Manufacturing & Transportation: 13.1% Government Contractors: 8.7% State and Municipalities: 8.3% Other: 4.2% Life Sciences and Medical: 3.2%

Q2 2025 20RETURN TO TABLE OF CONTENTS Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 2,415 17.2% $ 68,172 17.1% 2 Alphabet Inc. (Google) Investment Grade 386 2.8% 22,977 5.8% 3 IG Investments Holdings LLC Not Rated 339 2.4% 18,669 4.7% 4 Bank of America Corporation Investment Grade 577 4.1% 17,419 4.4% 5 Shook, Hardy & Bacon L.L.P. Not Rated 412 2.9% 13,609 3.4% 6 Northrop Grumman Corporation Investment Grade 337 2.4% 10,746 2.7% 7 State of California Investment Grade 363 2.6% 10,500 2.6% 8 State of Georgia Investment Grade 308 2.2% 7,924 2.0% 9 Sonoma Biotherapeutics, Inc. Not Rated 84 0.6% 7,497 1.9% 10 Automatic Data Processing, Inc. Investment Grade 289 2.1% 6,253 1.6% 11 Compass Group plc Investment Grade 267 1.9% 6,186 1.6% 12 Church & Dwight Co., Inc. Investment Grade 250 1.8% 6,043 1.5% 13 Genesys Cloud Services Holdings I, LLC Non Investment Grade 275 2.0% 5,950 1.5% 14 Leidos Holdings Inc. Investment Grade 159 1.1% 5,939 1.5% 15 Primerica, Inc. Investment Grade 344 2.5% 5,743 1.4% 16 Science Applications International Corp Non Investment Grade 159 1.1% 5,151 1.3% 17 Berkshire Hathaway Inc. Investment Grade 134 1.0% 4,716 1.2% 18 Rocky Mountain University of Health Professions, Inc. Not Rated 170 1.2% 4,563 1.1% 19 CommScope Holding Company Inc. Non Investment Grade 96 0.7% 4,513 1.1% 20 Hartford Financial Services Group Inc Investment Grade 143 1.0% 4,469 1.1% 21 AT&T Inc. Investment Grade 425 3.0% 4,068 1.0% 7,932 56.6% $ 241,107 60.5% Tenants Representing 1% or More of Total Annualized Rental Income As of June 30, 2025 (dollars and sq. ft. in thousands)

Q2 2025 21RETURN TO TABLE OF CONTENTS Charlotte, NC Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2025 25 911 6.5% 6.5% $ 14,426 3.6% 3.6% 2026 41 427 3.0% 9.5% 15,851 4.0% 7.6% 2027 32 1,861 13.3% 22.8% 50,354 12.6% 20.2% 2028 17 520 3.7% 26.5% 28,516 7.2% 27.4% 2029 34 1,064 7.6% 34.1% 33,058 8.3% 35.7% 2030 31 1,026 7.3% 41.4% 29,302 7.4% 43.1% 2031 23 1,517 10.8% 52.2% 35,608 8.9% 52.0% 2032 13 577 4.1% 56.3% 17,673 4.4% 56.4% 2033 14 1,159 8.3% 64.6% 22,050 5.5% 61.9% 2034 and thereafter 44 4,957 35.4% 100.0% 151,632 38.1% 100.0% Total 274 14,019 100.0% $ 398,470 100.0% Weighted average remaining lease term (in years) 6.6 6.8 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of June 30, 2025 (dollars and sq. ft. in thousands)

22RETURN TO TABLE OF CONTENTS Q2 2025 Appendix

23RETURN TO TABLE OF CONTENTS Q2 2025 Management: OPI is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2025, RMR had approximately $40 billion of real estate assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, approximately 1,900 properties and over 18,000 employees. OPI believes that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. OPI also believes RMR provides management services to it at costs that are lower than OPI would have to pay for similar quality services if OPI were self managed. Company Profile and Governance Information Rating Agencies Moody's Investors Service S&P Global Christian Azzi Alan Zigman Christian.Azzi@moodys.com alan.zigman@spglobal.com (212) 553-9342 (416) 507-2556 OPI's credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these agencies. Board of Trustees Donna D. Fraiche Barbara D. Gilmore William A. Lamkin Independent Trustee Independent Trustee Independent Trustee Timothy R. Pohl Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Mark A. Talley Jennifer B. Clark Adam D. Portnoy Independent Trustee Managing Trustee Chair of the Board & Managing Trustee Executive Officers Yael Duffy Brian E. Donley President and Chief Operating Officer Chief Financial Officer and Treasurer

Q2 2025 24RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 6/30/2025 6/30/2024 Calculation of NOI and Cash Basis NOI: Rental income $ 114,499 $ 113,615 $ 118,238 $ 120,620 $ 123,686 $ 228,114 $ 263,121 Property operating expenses (49,031) (52,230) (46,994) (51,415) (47,640) (101,261) (98,827) NOI 65,468 61,385 71,244 69,205 76,046 126,853 164,294 Non-cash straight line rent adjustments included in rental income (6,636) (6,856) (7,306) (8,854) (7,563) (13,492) (14,942) Lease value amortization included in rental income (159) (123) (372) 59 (56) (282) (89) Lease termination fees included in rental income (582) (559) (744) (218) (200) (1,141) (12,645) Non-cash amortization included in other operating expenses (13) (13) (121) (121) (121) (26) (242) Cash Basis NOI $ 58,078 $ 53,834 $ 62,701 $ 60,071 $ 68,106 $ 111,912 $ 136,376 Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI: Net (loss) income $ (41,186) $ (45,867) $ (148,680) $ (58,414) $ 76,171 $ (87,053) $ 70,987 Equity in net losses of investees 128 252 182 166 180 380 410 Income tax expense (benefit) 94 137 24 230 (107) 231 (51) (Loss) income before income tax expense (benefit) and equity in net losses of investees (40,964) (45,478) (148,474) (58,018) 76,244 (86,442) 71,346 Net (gain) loss on early extinguishment of debt (148) 243 99,452 (264) (225,798) 95 (225,373) Interest expense 52,507 53,378 47,340 42,580 38,349 105,885 73,825 Interest and other income (788) (1,162) (1,889) (196) (226) (1,950) (1,583) (Gain) loss on sale of real estate (159) 4,737 13,418 (8,456) 64 4,578 2,448 General and administrative 4,816 5,058 5,267 4,927 5,290 9,874 10,934 Transaction related costs 3,940 876 173 738 — 4,816 233 Loss on impairment of real estate 2,426 — 7,999 41,847 131,732 2,426 131,732 Depreciation and amortization 43,838 43,733 47,958 46,047 50,391 87,571 100,732 NOI 65,468 61,385 71,244 69,205 76,046 126,853 164,294 Non-cash amortization included in other operating expenses (13) (13) (121) (121) (121) (26) (242) Lease termination fees included in rental income (582) (559) (744) (218) (200) (1,141) (12,645) Lease value amortization included in rental income (159) (123) (372) 59 (56) (282) (89) Non-cash straight line rent adjustments included in rental income (6,636) (6,856) (7,306) (8,854) (7,563) (13,492) (14,942) Cash Basis NOI $ 58,078 $ 53,834 $ 62,701 $ 60,071 $ 68,106 $ 111,912 $ 136,376 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands)

Q2 2025 25RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2025 6/30/2024 6/30/2025 6/30/2024 Reconciliation of NOI to Same Property NOI: Rental income $ 114,499 $ 123,686 $ 228,114 $ 263,121 Property operating expenses (49,031) (47,640) (101,261) (98,827) NOI 65,468 76,046 126,853 164,294 Less: NOI of properties not included in same property results (3,066) (9,606) (3,968) (32,585) Same Property NOI $ 62,402 $ 66,440 $ 122,885 $ 131,709 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 62,402 $ 66,440 $ 122,885 $ 131,709 Add: Lease value amortization included in rental income (160) (394) (330) (832) Less: Non-cash straight line rent adjustments included in rental income (6,539) (4,458) (13,283) (9,896) Lease termination fees included in rental income (583) (200) (1,141) (400) Non-cash amortization included in property operating expenses (104) (77) (207) (154) Same Property Cash Basis NOI $ 55,016 $ 61,311 $ 107,924 $ 120,427 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) Columbia, MD

Q2 2025 26RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets Encumbered Properties (1) Credit Agreement 2235 Iron Point Road, Folsom, CA 1 96 — 100.0% 4.3 $ 3,012 $ 2,319 $ 2,428 $ — $ 14,138 4560 Viewridge Avenue, San Diego, CA 1 93 — 100.0% 5.9 3,551 2,318 2,373 963 27,990 440 First Street, NW, Washington, D.C. 1 142 7 91.4% 6.2 8,567 4,523 3,852 469 93,792 180 Ted Turner Drive SW, Atlanta, GA 1 91 — 100.0% 12.2 3,418 2,343 2,282 417 37,002 600 West Peachtree Street NW, Atlanta, GA 1 387 3 95.0% 4.1 9,642 6,060 6,288 1,683 70,863 1000 West Fulton Market, Chicago, IL 1 545 — 97.1% 4.0 31,041 15,450 14,814 5 364,117 2020 S. Arlington Heights, Arlington Heights, IL 1 58 — 100.0% 15.5 1,787 977 1,057 — 18,750 2555 Grand Boulevard, Kansas City, MO 1 596 — 69.2% 8.7 13,609 10,959 11,083 7,417 98,368 2300 Yorkmont Road, Charlotte, NC 1 151 — 100.0% 5.0 3,563 2,087 2,185 — 26,267 2400 Yorkmont Road, Charlotte, NC 1 133 — 100.0% 5.5 3,054 1,618 1,697 — 15,936 14668 Lee Road, Chantilly, VA 1 170 — 97.5% 13.8 5,963 4,053 3,685 — 58,223 14672 Lee Road, Chantilly, VA 1 159 — 100.0% 1.8 5,151 3,647 3,783 — 47,829 1751 Blue Hills Drive, Roanoke, VA 1 399 — 100.0% 8.3 2,168 1,777 1,780 — 15,431 45101 Warp Drive, Sterling, VA 1 161 — 100.0% 9.2 5,092 3,123 2,559 — 33,670 45201 Warp Drive, Sterling, VA 1 88 — 100.0% 9.2 2,833 1,717 1,409 — 18,748 45301 Warp Drive, Sterling, VA 1 88 — 100.0% 9.2 2,822 1,735 1,421 401 50,816 2420 Stevens Center Place, Richland, WA 1 93 — 100.0% 8.3 2,594 1,707 1,448 — 16,684 2430 Stevens Center Place, Richland, WA 1 47 — 100.0% 8.3 1,320 789 658 — 9,202 5353 Yellowstone Road, Cheyenne, WY 1 106 — 92.9% 15.4 2,669 1,552 1,019 592 15,011 Credit Agreement 19 3,603 10 93.3% 6.7 111,856 68,754 65,821 11,947 1,032,837 (1) See notes on Page 10 regarding our debt agreements and encumbrances.

Q2 2025 27RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets $445M Senior Notes due 2027 2115 O'Nel Drive, San Jose, CA 1 99 — 100.0% 1.3 3,680 2,808 2,971 — 24,358 2544 Campbell Place, Carlsbad, CA 1 45 — 100.0% 7.1 1,268 704 194 1,109 6,882 47131 Bayside Parkway, Fremont, CA 1 101 — 100.0% 12.5 3,190 2,172 1,576 504 18,407 11 Dupont Circle, NW, Washington, D.C. 1 159 — 74.7% 7.0 7,139 4,032 2,871 172 110,191 1401 K Street, NW, Washington, D.C. 1 130 — 57.7% 5.3 3,950 1,625 1,604 7 85,274 20 Massachusetts Avenue NW, Washington, D.C. (1) 1 188 — —% — — 5,974 1,847 — 283,797 625 Indiana Avenue, NW, Washington, D.C. 1 165 — 94.7% 6.2 7,696 4,593 4,394 — 65,225 8900 Grand Oak Circle, Tampa, FL 1 68 — 100.0% 6.7 2,070 1,000 1,003 — 15,558 100 North Washington Street, Boston, MA 1 49 5 44.5% 1.6 991 214 256 139 27,606 126-132 North Washington Street, Boston, MA 1 13 9 100.0% 0.5 397 114 114 — 11,864 25 Newport Avenue Extension, Quincy, MA 1 93 5 100.0% 5.7 2,448 1,110 1,082 — 17,112 251 Causeway Street, Boston, MA 1 141 — —% — — (830) (843) — 30,730 10320 Little Patuxent Parkway, Columbia, MD 1 155 9 48.6% 3.4 2,307 677 744 9 32,194 2009-2011 Commerce Park Drive, Annapolis, MD 1 51 — 100.0% 11.8 1,832 1,163 1,007 — 11,622 4201 Patterson Avenue, Baltimore, MD 1 85 85 100.0% 0.3 1,348 631 623 — 12,011 520 Gaither Road, Rockville, MD 1 139 — 100.0% 6.7 3,902 2,164 995 5,523 45,817 530 Gaither Road, Rockville, MD 1 216 — 100.0% 4.6 7,069 3,756 3,320 888 61,087 534 Gaither Road, Rockville, MD 1 3 — 100.0% 11.4 22 (40) (40) — 609 540 Gaither Road, Rockville, MD 1 131 3 63.5% 1.9 2,657 1,854 1,684 617 36,186 (1) Sq. Ft. excludes 240 square feet under a hotel management agreement.

Q2 2025 28RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets $445M Senior Notes due 2027 - Continued 6315 Hillside Court, Columbia, MD 1 44 — 19.6% 2.9 175 402 449 — 6,009 7001 Columbia Gateway Drive, Columbia, MD 1 117 — 69.5% 5.0 2,561 798 725 1,654 30,977 11411 E. Jefferson Avenue, Detroit, MI (1) 1 56 — —% — — 696 690 — 11,805 4241 NE 34th Street, Kansas City, MO 1 88 — 100.0% 5.2 2,083 843 834 350 12,112 299 Jefferson Road, Parsippany, NJ 1 151 — —% — — (821) (821) — 20,472 10b Airline Drive, Colonie, NY 1 64 — 100.0% 5.7 981 317 359 173 10,733 1212 Pittsford - Victor Road, Pittsford, NY 1 55 — 100.0% 4.6 1,164 441 419 — 4,551 8800 Tinicum Boulevard, Philadelphia, PA 1 441 — —% — — 2,305 2,360 — 55,442 446 Wrenplace Road, Fort Mill, SC 1 150 — 100.0% 6.3 2,965 2,735 2,628 — 35,395 1511 East Common Street, New Braunfels, TX 1 63 — 100.0% 5.1 1,062 972 986 100 10,003 8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd, Irving, TX 3 458 458 100.0% — — 5,898 6,247 — 64,466 45600 Woodland Road, Sterling, VA 1 110 110 100.0% — 3,328 2,099 2,111 — 26,603 45610 Woodland Road, Sterling, VA 1 111 — 75.9% 5.6 2,538 923 957 409 27,743 7987 Ashton Avenue, Manassas, VA 1 69 — 100.0% 0.6 1,654 953 1,097 — 14,071 9960 Mayland Drive, Richmond, VA 1 173 — 99.0% 1.6 3,614 2,284 2,582 — 27,804 $445M Senior Notes due 2027 36 4,181 684 68.1% 5.1 74,091 54,566 47,025 11,654 1,254,716 (1) Property was classified as held for sale as of June 30, 2025 and sold in July 2025.

Q2 2025 29RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets $300M Senior Notes due 2029 15451 North 28th Avenue, Phoenix, AZ 1 67 — 100.0% 7.6 1,444 1,109 781 — 14,733 2500 Walsh Avenue, Santa Clara, CA 1 66 — 100.0% 9.5 2,798 2,184 1,173 — 23,061 2548 Campbell Place, Carlsbad, CA 1 46 — 100.0% 5.8 1,787 1,552 1,590 — 11,232 350 West Java Drive, Sunnyvale, CA 1 96 — 100.0% 7.4 4,513 3,582 3,549 — 32,903 77 Rio Robles Drive, San Jose, CA 1 68 — 100.0% 5.4 2,597 1,760 1,828 — 25,818 915 L Street, Sacramento, CA 1 164 3 97.4% 4.9 5,890 3,402 3,410 — 50,370 9815 Goethe Road, Sacramento, CA 1 88 — 100.0% 8.1 2,211 1,134 1,070 327 18,887 7850 Southwest 6th Court, Plantation, FL 1 136 — 100.0% 12.4 4,716 2,729 1,676 — 58,098 1224 Hammond Drive NE, Atlanta, GA 1 358 2 100.0% 10.2 19,151 13,114 12,184 192 192,321 1185 South Vinnell Way, Boise, ID 1 30 — 100.0% 16.7 1,012 595 515 — 10,726 1249 South Vinnell Way, Boise, ID 1 60 — 100.0% 6.3 1,409 673 654 860 12,823 1387 South Vinnell Way, Boise, ID 1 91 — 100.0% 6.3 2,024 1,219 1,164 1,309 18,475 12515-4 Research Boulevard, Austin, TX 1 93 — 100.0% 4.1 2,806 2,023 1,951 — 15,589 3600 Wiseman Boulevard, San Antonio, TX 1 100 — 100.0% 7.3 3,333 2,036 2,009 — 20,902 1800 Novell Place, Provo, UT 1 412 — 87.8% 10.5 9,421 6,583 4,480 339 97,210 2101 Bermuda Hundred Drive, Chester, VA 1 225 — 100.0% 8.6 1,400 1,132 1,066 — 14,061 65 Bowdoin Street, S. Burlington, VT 1 26 — 99.9% 4.0 1,225 686 674 — 10,100 $300M Senior Notes due 2029 17 2,126 5 97.4% 8.7 67,737 45,513 39,774 3,027 627,309

Q2 2025 30RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets $610M Senior Notes due 2029 445 Jan Davis Drive, Huntsville, AL 1 57 — 100.0% 6.1 1,036 847 840 — 6,840 10350 NW 112th Avenue, Miami, FL 1 79 — 100.0% 2.5 3,499 2,073 2,078 — 19,145 4712 Southpark Boulevard, Ellenwood, GA 1 352 — 100.0% 9.2 4,027 2,464 1,543 71 25,353 1415 West Diehl Road, Naperville, IL 1 735 49 62.1% 6.8 10,469 7,811 7,811 7,542 3,018 118,933 330 Billerica Road, Chelmsford, MA 1 98 — 59.1% 9.6 1,520 690 609 — 12,723 2645 and 2655 Long Lake Road, Roseville, MN 1 61 — 100.0% 9.9 1,137 801 252 96 11,283 18010 Burt Street, Omaha, NE 1 101 — 100.0% 9.1 2,430 1,839 1,168 — 19,450 2231 Schrock Road, Columbus, OH 1 42 — 100.0% 7.1 525 418 381 — 3,661 10451 Clay Road, Houston, TX 1 97 — 100.0% 3.8 2,312 2,195 2,259 — 23,672 16001 North Dallas Parkway, Addison, TX 2 554 — 100.0% 11.6 16,730 11,100 1,377 24,921 114,377 202 North Castlegory Road, Houston, TX 1 84 — 100.0% 2.5 2,873 1,625 1,668 — 14,396 3400 West Plano Parkway, Plano, TX 1 235 — 100.0% 5.8 1,707 1,798 1,498 — 25,710 4221 W. John Carpenter Freeway, Irving, TX 1 54 — 100.0% 7.9 939 643 619 790 6,188 14660 Lee Road, Chantilly, VA 1 80 — 100.0% 4.5 2,945 1,997 1,227 — 25,640 Two Commercial Place, Norfolk, VA 1 289 — 100.0% 2.0 6,253 3,852 4,050 — 41,810 351 Elliott Ave West, Seattle, WA 1 108 — —% — — (1,145) (1,145) — 40,994 401 Elliott Ave West, Seattle, WA 1 77 — 1.9% 3.7 112 (1,351) (1,351) — 103,565 501 Elliott Ave West, Seattle, WA 1 112 — 73.3% 9.3 7,497 5,718 3,853 — 110,772 $610M Senior Notes due 2029 19 3,215 49 83.4% 7.5 66,011 43,375 28,468 28,896 724,512

Q2 2025 31RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets Mortgage Notes 145 Rio Robles Drive, San Jose, CA 1 58 — 100.0% 8.1 2,229 1,582 1,500 — 21,283 One Primerica Parkway, Duluth, GA 1 344 — 100.0% 10.5 5,743 5,332 5,130 7,752 55,857 3300 75th Avenue, Landover, MD 1 266 — 100.0% 14.2 4,907 4,395 4,247 — 48,157 1220 Echelon Parkway, Jackson, MS 1 110 — 100.0% 19.4 4,179 2,333 368 550 33,678 500 Charles Ewing Boulevard, Ewing, NJ 1 250 — 100.0% 7.9 6,043 5,661 5,777 — 53,508 701 Clay Road, Waco, TX 1 139 — 100.0% 10.5 3,118 1,569 1,788 — 25,789 22330 Glenn Drive, Sterling, VA 1 167 — 100.0% 6.1 5,970 3,954 3,792 — 67,248 Mortgage Notes 7 1,334 — 100.0% 10.8 32,189 24,826 22,602 8,302 305,520 Subtotal Secured 98 14,459 748 85.0% 7.3 351,884 237,034 203,690 63,826 3,944,894 Unencumbered Properties Unencumbered Properties 131 Clayton Street, Montgomery, AL 1 58 — 100.0% 2.0 1,690 1,060 1,054 — 12,200 4344 Carmichael Road, Montgomery, AL 1 49 — 100.0% 3.8 1,631 1,138 1,010 — 16,749 711 S 14th Avenue, Safford, AZ 1 36 — 100.0% 3.8 1,070 599 588 — 9,273 100 Redwood Shores Parkway, Redwood City, CA 1 63 63 100.0% 0.4 3,384 2,583 2,656 — 28,847 10949 N. Mather Boulevard, Rancho Cordova, CA 1 94 — 100.0% 2.0 2,609 1,485 1,582 — 22,398 11020 Sun Center Drive, Rancho Cordova, CA 1 83 — 100.0% 11.6 2,029 936 883 1,868 16,177 51 Rio Robles Drive, San Jose, CA 1 61 — 100.0% 2.0 2,334 945 1,739 — 15,060 603 San Juan Avenue, Stockton, CA 1 22 — 100.0% 1.8 971 413 553 — 8,728 12795 West Alameda Parkway, Lakewood, CO 1 167 — —% — — 90 81 — 5,802 7958 South Chester Street, Centennial, CO 1 168 — 10.5% 7.8 662 (1,045) (1,050) — 25,937

Q2 2025 32RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets Unencumbered Properties - Continued 1211 Connecticut Avenue, NW, Washington, D.C. 1 140 27 58.5% 5.6 3,320 2,233 1,434 240 69,751 840 First Street, NE, Washington, D.C. 1 253 73 44.3% 2.0 5,929 1,845 2,050 — 148,357 8305 NW 62nd Avenue, Johnston, IA 1 199 — 100.0% 1.5 3,283 2,663 3,118 — 26,861 7601 Interactive Way, Indianapolis, IN 1 120 — 100.0% 2.0 2,603 1,780 1,845 60 16,912 7635 Interactive Way, Indianapolis, IN 1 155 — 100.0% 2.0 3,347 2,305 2,389 76 19,824 2001-2003 Commerce Park Drive, Annapolis, MD 1 52 — 50.1% 4.9 550 207 194 — 9,326 6310 Hillside Court, Columbia, MD 1 43 — 100.0% 4.0 1,142 636 649 — 5,687 3550 Green Court, Ann Arbor, MI 1 82 — 100.0% 2.3 1,721 1,597 1,650 — 13,392 18020 Burt Street, Omaha, NE 1 101 — 44.7% 11.0 783 293 141 1,631 15,375 9680 Old Bailes Road, Fort Mill, SC 1 60 — 100.0% 2.4 834 704 711 — 6,542 12515-3 Research Boulevard, Austin, TX 1 55 — —% — — (647) (647) — 9,318 2900 West Plano Parkway, Plano, TX 1 191 — 100.0% 5.8 2,360 1,878 666 4,693 21,334 1760 Business Center Drive, Reston, VA 1 275 — —% — — (696) (723) — 80,463 1775 Wiehle Avenue, Reston, VA 1 135 — 58.3% 3.0 2,939 1,464 1,572 — 42,833 9201 Forest Hill Avenue, Richmond, VA 1 48 — 100.0% 2.5 1,395 719 817 — 4,917 Vacant land parcels and other — — — —% — — (74) (74) — (8,594) Unencumbered Properties 25 2,710 163 63.7% 3.2 46,586 25,111 24,888 8,568 643,469

Q2 2025 33RETURN TO TABLE OF CONTENTS Property Detail (by Collateral Pool) As of June 30, 2025 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets Unencumbered Properties Held for Sale 1920 and 1930 W University Drive, Tempe, AZ 2 101 — —% — — (699) (699) — 13,738 Unencumbered Properties Held for Sale 2 101 — —% — — (699) (699) — 13,738 Subtotal Unencumbered Properties 27 2,811 163 61.4% 3.2 46,586 24,412 24,189 8,568 657,207 Sold Properties — — — —% — — 5,856 6,805 — — Total / Weighted Average 125 17,270 911 81.2% 6.8 $ 398,470 $ 267,302 $ 234,684 $ 72,394 $ 4,602,101

Q2 2025 34RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 6/30/2025 6/30/2024 Net (loss) income $ (41,186) $ (45,867) $ (148,680) $ (58,414) $ 76,171 $ (87,053) $ 70,987 Add (less): Interest expense 52,507 53,378 47,340 42,580 38,349 105,885 73,825 Income tax expense (benefit) 94 137 24 230 (107) 231 (51) Depreciation and amortization 43,838 43,733 47,958 46,047 50,391 87,571 100,732 EBITDA 55,253 51,381 (53,358) 30,443 164,804 106,634 245,493 Add (less): Loss on impairment of real estate 2,426 — 7,999 41,847 131,732 2,426 131,732 (Gain) loss on sale of real estate (159) 4,737 13,418 (8,456) 64 4,578 2,448 Equity in net losses of investees 128 252 182 166 180 380 410 EBITDAre 57,648 56,370 (31,759) 64,000 296,780 114,018 380,083 Add (less): Transaction related costs 3,940 876 173 738 — 4,816 233 General and administrative expense paid in common shares (1) 205 279 286 527 487 484 849 Net (gain) loss on early extinguishment of debt (148) 243 99,452 (264) (225,798) 95 (225,373) Lease termination fees for sold property — — — — — — (10,524) Adjusted EBITDAre $ 61,645 $ 57,768 $ 68,152 $ 65,001 $ 71,469 $ 119,413 $ 145,268 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) Amounts represent equity based compensation to OPI's Trustees, OPI's officers and certain other employees of RMR.

Q2 2025 35RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 6/30/2025 6/30/2024 Net (loss) income $ (41,186) $ (45,867) $ (148,680) $ (58,414) $ 76,171 $ (87,053) $ 70,987 Add (less): Depreciation and amortization: Consolidated properties 43,838 43,733 47,958 46,047 50,391 87,571 100,732 Unconsolidated joint venture properties 708 628 626 616 611 1,336 1,253 Loss on impairment of real estate 2,426 — 7,999 41,847 131,732 2,426 131,732 (Gain) loss on sale of real estate (159) 4,737 13,418 (8,456) 64 4,578 2,448 FFO 5,627 3,231 (78,679) 21,640 258,969 8,858 307,152 Add (less): Transaction related costs 3,940 876 173 738 — 4,816 233 Net (gain) loss on early extinguishment of debt (148) 243 99,452 (264) (225,798) 95 (225,373) Lease termination fees for sold property — — — — — — (10,524) Normalized FFO 9,419 4,350 20,946 22,114 33,171 13,769 71,488 Add (less): Non-cash expenses (1) 41 115 14 255 216 156 (663) Depreciation and amortization - unconsolidated joint ventures (708) (628) (626) (616) (611) (1,336) (1,253) Equity in net losses of investees 128 252 182 166 180 380 410 Non-cash straight line rent adjustments included in rental income (6,636) (6,856) (7,306) (8,854) (7,563) (13,492) (14,942) Lease value amortization included in rental income (159) (123) (372) 59 (56) (282) (89) Net amortization of debt premiums, discounts and issuance costs 11,364 11,919 4,202 2,183 3,634 23,283 7,078 Lease termination fees for sold property — — — — — — 10,524 Principal amortization (6,500) (6,500) — — — (13,000) — Recurring capital expenditures (13,157) (13,738) (33,336) (34,373) (30,050) (26,895) (51,292) CAD $ (6,208) $ (11,209) $ (16,296) $ (19,066) $ (1,079) $ (17,417) $ 21,261 Weighted average common shares outstanding (basic and diluted) 71,282 69,257 58,888 51,197 48,648 70,275 48,557 Per common share amounts (basic and diluted): Net (loss) income $ (0.58) $ (0.66) $ (2.52) $ (1.14) $ 1.56 $ (1.24) $ 1.45 FFO $ 0.08 $ 0.05 $ (1.34) $ 0.42 $ 5.32 $ 0.13 $ 6.33 Normalized FFO $ 0.13 $ 0.06 $ 0.36 $ 0.43 $ 0.68 $ 0.20 $ 1.47 CAD $ (0.09) $ (0.16) $ (0.28) $ (0.37) $ (0.02) $ (0.25) $ 0.44 (1) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and certain other non-cash items. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data)

36RETURN TO TABLE OF CONTENTS Q2 2025 Non-GAAP Financial Measures OPI presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net income (loss) as presented in OPI's consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash Basis NOI as shown on page 24 and Same Property NOI and Same Property Cash Basis NOI as shown on page 25. OPI defines NOI as income from OPI's real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI calculates Same Property NOI and Same Property Cash Basis NOI in the same manner that OPI calculates the corresponding NOI and Cash Basis NOI amounts, except that OPI only includes same properties in calculating Same Property NOI and Same Property Cash Basis NOI. OPI uses NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than OPI does. EBITDA, EBITDAre and Adjusted EBITDAre OPI calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 34. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect OPI's share of EBITDAre of its unconsolidated joint venture. In calculating Adjusted EBITDAre, OPI adjusts for the items shown on page 34 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than OPI does. FFO and Normalized FFO OPI calculates funds from operations, or FFO, and Normalized FFO as shown on page 35. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and OPI's proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, OPI adjusts for the other items shown on page 35 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other factors include, but are not limited to, requirements to maintain OPI's qualification for taxation as a REIT, limitations in OPI's credit agreement and public debt covenants, the availability to OPI of debt and equity capital, OPI's expectation of its future capital requirements and operating performance and OPI's expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than OPI does. Cash Available for Distribution OPI calculates cash available for distribution, or CAD, as shown on page 35. OPI defines CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non- recurring items and certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other real estate companies and REITs may calculate CAD differently than OPI does. Non-GAAP Financial Measures and Certain Definitions

37RETURN TO TABLE OF CONTENTS Q2 2025 Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets, as defined in OPI's debt agreements. Unencumbered assets is calculated as adjusted total assets for properties not securing debt. Annualized dividend yield is the annualized dividend per common share paid during the period divided by the closing price of OPI's common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of June 30, 2025, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of OPI's unconsolidated joint venture and including distributions from OPI's unconsolidated joint venture, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost calculated in accordance with GAAP, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 51.0% of annualized rental income as of June 30, 2025 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 7.7% of annualized rental income as of June 30, 2025 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of June 30, 2025, and includes (i) space being fitted out for tenant occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. REIT is real estate investment trust. Rentable square feet represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended June 30, 2025 is based on properties OPI owned continuously since April 1, 2024; excludes three properties classified as held for sale, five properties affected by significant redevelopment activities and two properties owned by an unconsolidated joint venture in which OPI owns a 51% interest. Same properties for the six months ended June 30, 2025 is based on properties OPI owned continuously since January 1, 2024; excludes three properties classified as held for sale, five properties affected by significant redevelopment activities and two properties owned by an unconsolidated joint venture in which OPI owns a 51% interest. Same property cash basis NOI % margin is Same Property Cash Basis NOI as a percentage of same property cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI % margin is Same Property NOI as a percentage of same property rental income. SOFR is the secured overnight financing rate. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on annualized rental income. Non-GAAP Financial Measures and Certain Definitions (Continued)

38RETURN TO TABLE OF CONTENTS Q2 2025 Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward- looking statements include, among others, statements about: OPI's ability to continue as a going concern; OPI's leverage levels and debt service costs, debt maturities, liquidity and covenant constraints and financing strategies; OPI’s ability to retain and attract new tenants, and future leasing activity and the demand for office space; OPI's pending or potential dispositions; and the amount and timing of future distributions. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward- looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward- looking statements include, but are not limited to, the following: OPI's ability to successfully take actions to address the current substantial doubt as to its ability to continue as a going concern; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; OPI's ability to make required payments on its debt or refinance its debts as they mature or otherwise become due and the possibility that OPI may reorganize through bankruptcy if OPI is unable to satisfy its maturing debt prior to maturity; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and its ability to obtain new debt or equity financing, and otherwise manage leverage; OPI's ability to effectively raise and balance its use of debt and equity capital; whether OPI's tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; the likelihood that OPI's government tenants will be negatively impacted by government budget constraints, or changes in the use of real estate by government agencies; OPI's ability to increase or maintain occupancy at its properties on terms desirable to OPI and its ability to increase rents when its leases expire or renew; the impact of unfavorable market and commercial real estate industry conditions due to uncertainties surrounding interest rates and high inflation, impacts of tariffs on imports, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession, labor market challenges or changes in real estate utilization, including due to remote work arrangements, among other things, on OPI and its tenants; OPI's tenant and geographic concentration; competition within the commercial real estate industry, particularly in those markets in which OPI's properties are located; OPI's ability to sell properties at prices it targets and the timing of such sales; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, tariffs, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, RMR, to successfully manage OPI; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown, elimination or reduction of government agencies and programs or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change, or other manmade or natural disasters beyond OPI's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this presentation. OPI's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.